UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2008

PERICOM SEMICONDUCTOR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

0-27026 (Commission File Number)	77-0254621 (I.R.S. Employer Identification No.)

3345 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

(408) 435-0800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 31, 2008, Pericom Semiconductor Corporation issued a press release announcing earnings for the fiscal fourth quarter and twelve months ended June 28, 2008. A copy of the press release and presentation slides which will be discussed in Pericom’s webcast earnings call are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information in this current report on Form 8-K (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description

99.1	Press Release issued by Pericom Semiconductor Corporation dated July 31, 2008.
99.2	Earnings Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

By:	/s/ Angela Chen
Angela Chen
Chief Financial Officer

Date: July 31, 2008